UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 12, 2018 (February 8, 2018)

SOTHERLY HOTELS INC.

SOTHERLY HOTELS LP

(Exact Name of Registrant as Specified in its Charter)

Maryland (Sotherly Hotels Inc.)	001-32379 (Sotherly Hotels Inc.)	20-1531029 (Sotherly Hotels Inc.)
Delaware (Sotherly Hotels LP)	001-36091 (Sotherly Hotels LP)	20-1965427 (Sotherly Hotels LP)
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 W. Francis Street

Williamsburg, Virginia 23185

(757) 229-5648

(Address, including Zip Code and Telephone Number, including Area Code, of Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Sotherly Hotels Inc. ☐	Sotherly Hotels LP ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Sotherly Hotels Inc. ☐	Sotherly Hotels LP ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Underwriting Agreement

On February 8, 2018, Sotherly Hotels Inc., a Maryland corporation (the “Company”), and Sotherly Hotels LP, a Delaware limited partnership of which the Company is the sole general partner (the “Operating Partnership”), entered into an underwriting agreement (the “Underwriting Agreement”) with Sandler O’Neill & Partners, L.P. (the “Representative”) as representative of the several underwriters listed therein (collectively, the “Underwriters”), relating to the issuance and sale (the “Offering”) of $25 million aggregate principal amount of the Operating Partnership’s 7.25% Senior Unsecured Notes due 2021 (the “Notes”). The Notes are fully and unconditionally guaranteed by the Company. The issuance and sale of the Notes was completed on February 12, 2018.

The Company estimates that the net proceeds from the Offering, after deducting underwriting discounts and commissions and estimated offering expenses, will be approximately $23.3 million, or $26.9 million if the underwriters’ option to purchase additional notes is exercised in full. The Operating Partnership intends to use the net proceeds from this Offering, together with existing cash on hand and approximately $58 million of first and second lien asset-level mortgage indebtedness, to finance the acquisition of the Hyatt Centric Arlington hotel and for general corporate purposes, including acquisition of additional hotels, the repayment of other outstanding indebtedness, capital expenditures, the improvement of hotels in our portfolio, working capital and other general purposes.

The Operating Partnership and the Company made certain customary representations, warranties and covenants concerning the Operating Partnership, the Company and the Registration Statement (as defined below) in the Underwriting Agreement and also agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Act”), or to contribute to payments the Underwriters may be required to make in respect of those liabilities.

The Indenture and the Notes

The Notes were issued pursuant to an Indenture, dated as of February 12, 2018 (the “Base Indenture”), as amended and supplemented by a First Supplemental Indenture, dated February 12, 2018 (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), among the Operating Partnership, the Company and Wilmington Trust, National Association, as trustee (the “Trustee”). The Notes will bear interest at a rate equal to 7.25%. Interest is payable quarterly in arrears on February 15, May 15, August 15 and November 15 of each year, commencing May 15, 2018.

The Notes will mature on February 15, 2021. The Notes will be redeemable in whole or in part at any time or from time to time on and after February 15, 2019, at a redemption price equal to 101% of the principal amount redeemed plus accrued and unpaid interest, if any, to, but not including, the redemption date.

The Notes are not convertible into or exchangeable for the Operating Partnership’s partnership interests or for shares of the Company’s common stock. The Notes are fully and unconditionally guaranteed by the Company.

The Notes have been registered under the Act, pursuant to a registration statement on Form S-3 (File Nos. 333-220369 and 333-220369-01) previously filed by the Company and the Operating Partnership with the Securities and Exchange Commission under the Act, as supplemented by a preliminary prospectus supplement and a prospectus supplement, each previously filed by the Company and the Operating Partnership pursuant to Rule 424(b)(5) under the Act.

The foregoing summary descriptions of the Underwriting Agreement, the Indenture and the Notes, including the material terms thereof, do not purport to be complete and are qualified in their entirety by reference to the Underwriting Agreement, which is filed herewith and incorporated by reference hereto as Exhibit 1.1, the Base Indenture, which is filed herewith and incorporated by reference hereto as Exhibit 4.1, and the First Supplemental Indenture (and the Form of 7.25% Senior Unsecured Notes due 2021 and Notation of Guarantee included as an exhibit therein), which is filed herewith and incorporated by reference hereto as Exhibit 4.2.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required by this item is included in Item 1.01 and is incorporated herein by reference.

Item 8.01.	Other Events.

On February 12, 2018, the Company issued a press release announcing the closing of the Offering, which press release is attached to the Current Report on Form 8-K as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

1.1	Underwriting Agreement by and among Sotherly Hotels Inc., Sotherly Hotels LP and Sandler O’Neill & Partners, L.P. as representative of the Underwriters named therein, dated February 8, 2018.

4.1	Indenture by and among Sotherly Hotels Inc., Sotherly Hotels LP and Wilmington Trust, National Association, as trustee, dated February 12, 2018.

4.2	First Supplemental Indenture by and among Sotherly Hotels Inc., Sotherly Hotels LP and Wilmington Trust, National Association, as trustee, dated February 12, 2018.

4.3	Form of 7.25% Senior Unsecured Notes due 2021 and Notation of Guarantee (included as Exhibit A to the First Supplemental Indenture by and among Sotherly Hotels Inc., Sotherly Hotels LP and Wilmington Trust, National Association, as trustee, dated February 12, 2018).

5.1	Opinion of Baker & McKenzie LLP with respect to the legality of the Notes.

8.1	Opinion of Baker & McKenzie LLP with respect to tax matters.

23.1	Consent of Baker & McKenzie LLP with respect to the legality of the Notes (included in Exhibit 5.1).

23.2	Consent of Baker & McKenzie LLP with respect to tax matters (included in Exhibit 8.1).

99.1	Press Release of Sotherly Hotels Inc., dated February 12, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: February 12, 2018

SOTHERLY HOTELS INC.

By:	/s/ David R. Folsom
David R. Folsom
Chief Operating Officer

SOTHERLY HOTELS LP

by its General Partner,
SOTHERLY HOTELS INC.

By:	/s/ David R. Folsom
David R. Folsom
Chief Operating Officer